Exhibit 10.1

ISLE OF CAPRI CASINOS, INC.

FOURTH AMENDMENT

TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of November 23, 2004 between ISLE OF CAPRI CASINOS, INC., a Delaware corporation ("Company") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for Lenders ("Administrative Agent"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2002 (as amended or otherwise modified from time to time, the "Credit Agreement"), by and among Company, the financial institutions listed therein as Lenders, the Co-Syndication Agents listed therein, the Co-Documentation Agents listed therein, CIBC World Markets Corp., as Lead Arranger, and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Company, Agents and Lenders desire to amend the Credit Agreement to amend certain financial and other negative covenants;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Consolidated Total Leverage Ratio.

Subsection 7.6(A) of the Credit Agreement is hereby amended by deleting the Consolidated Total Leverage Ratio levels for the second Fiscal Quarter of Fiscal Year 2005 through the second Fiscal Quarter of Fiscal Year 2006 and replacing them as follows:

1

Period                                                 Total Leverage Ratio

2nd Fiscal Quarter, Fiscal Year 2005	5.00:1:00
3rd Fiscal Quarter, Fiscal Year 2005	5.50:1:00
4th Fiscal Quarter, Fiscal Year 2005	5.50:1:00

1st Fiscal Quarter, Fiscal Year 2006	5.75:1:00
2nd Fiscal Quarter, Fiscal Year 2006	5.75:1:00

1.2	Fixed Charge Coverage Ratio.

Subsection 7.6(C) of the Credit Agreement is hereby amended by deleting the Minimum Fixed Charge Coverage Ratio levels for the second Fiscal Quarter of Fiscal Year 2005 through the second Fiscal Quarter of Fiscal Year 2006 and replacing them as follows:

                                                                                                     Minimum Fixed Charge
                                                        Period                                                                 Coverage Ratio

2nd Fiscal Quarter, Fiscal Year 2005	1.65:1:00
3rd Fiscal Quarter, Fiscal Year 2005	1.65:1:00
4th Fiscal Quarter, Fiscal Year 2005	1.65:1:00

1st Fiscal Quarter, Fiscal Year 2006	1.65:1:00
2nd Fiscal Quarter, Fiscal Year 2006	1.65:1:00

1.3	Consolidated Capital Expenditures.

A.  Subsection 7.8(A)(i) is hereby amended by deleting "less" and replacing it with "without deduction for".

B.  Subsection 7.8(A)(iii) is hereby amended by deleting "other" in the first clause.

C.  Subsection 7.8(B) is hereby amended by deleting "$40,000,000" and replacing it with "$50,000,000".

2

Section 2.	CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Fourth Amendment Effective Date"):

A.  On or before the Fourth Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) copies of this Amendment, executed by Company and each Credit Support Party.

B.  On or before the Fourth Amendment Effective Date, Administrative Agent shall have executed copies of this Amendment on behalf of itself and consenting Lenders.

C.  On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

D.  Company shall pay to each Lender executing this Amendment on or before 3:00 P.M., New York time, on November 11, 2004 an amendment fee equal to 0.05% of the sum of such Lender’s Term Loan Exposure plus such Lender’s Revolving Loan Exposure.

Section 3.	COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

A.  Corporate Power and Authority. Company and each Credit Support Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

B.  Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and each Credit Support Party.

C.  No Conflict. The execution and delivery by Company and each Credit Support Party of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, except pursuant to the Loan Documents, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

3

D.  Governmental Consents. The execution and delivery by Company and each Credit Support Party of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E.  Binding Obligation. This Amendment has been duly executed and delivered by Company and each Credit Support Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company and each Credit Support Party, enforceable against Company and each Credit Support Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.  Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.  Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.	ACKNOWLEDGEMENT AND CONSENT

Company is a party to certain Collateral Documents pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Restricted Subsidiary is a party to a Subsidiary Guaranty and certain Collateral Documents pursuant to which such Restricted Subsidiary has (i) guarantied the Obligations and (ii)  created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Restricted Subsidiary under the Subsidiary Guaranty. Company and each Restricted Subsidiary are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranties and Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," or other similar terms, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," or similar terms, as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes.

4

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 5.	MISCELLANEOUS

A.  Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)  On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

5

B.  Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C.  Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.  Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E.  Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, each Credit Support Party and Administrative Agent and the execution of a Lender Consent by the requisite consenting Lenders and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Remainder of page intentionally left blank]

6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ISLE OF CAPRI CASINOS, INC.

By:   /s/ Rexford A Yeisley
Rexford A. Yeisley
Senior Vice President and Chief Financial Officer

CSNO, L.L.C.
GRAND PALAIS RIVERBOAT, INC.
IOC - BOONVILLE, INC.
IOC - COAHOMA, INC.
IOC - DAVENPORT, INC.
IOC - KANSAS CITY, INC.
IOC - LULA, INC.
IOC - NATCHEZ, INC.
IOC HOLDINGS, L.L.C.
ISLE OF CAPRI BETTENDORF, L.C.
ISLE OF CAPRI CASINO COLORADO, INC.
ISLE OF CAPRI MARQUETTE, INC.
LOUISIANA RIVERBOAT GAMING PARTNERSHIP
LRGP HOLDINGS, LLC
PPI, INC.
RIVERBOAT CORPORATION OF MISSISSIPPI
RIVERBOAT CORPORATION OF MISSISSIPPI-VICKSBURG
RIVERBOAT SERVICES, INC.
ST. CHARLES GAMING COMPANY, INC.
(for purposes of Section 4 only) as a Credit Support Party

By:    /s/ Rexford A Yeisley
Rexford A. Yeisley
Senior Vice President and Chief Financial Officer

S-1

CANADIAN IMPERIAL BANK OF COMMERCE, individually and as Administrative Agent

By: /s/ Dean J. Decker
Name: Dean Decker
Title: Managing Director
CIBC World Markets Corp., AS AGENT

S-2

EXHIBIT A

to Fourth Amendment

to Second Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the Fourth Amendment to Second Amended and Restated Credit Agreement (the "Amendment") dated as of November 23, 2004 by and between Isle of Capri Casinos, Inc. a Delaware corporation ("Company"), Canadian Imperial Bank of Commerce, as administrative agent for the Lenders ("Administrative Agent"), which is made with reference to that certain Second Amended and Restated Credit Agreement dated as of April 26, 2002 (the "Credit Agreement"), by and among Company, the financial institutions listed therein as Lenders, the Co-Syndication Agents listed therein, the Co-Documentation Agents listed therein, CIBC World Markets Corp., as Lead Arranger, and the Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of the Amendment by Administrative Agent on its behalf, substantially in the form of the draft presented to the undersigned Lender on November __, 2004.

Dated: November 8, 2004
Comerica Bank

By: /s/ Eoin P. Collins
Name: Eoin P. Collins
Title: Vice President

Dated: November 10, 2004
Calyon New York Branch

By: /s/ Dianne M. Scott
Name: Dianne M. Scott
Title: Managing Director

By: /s/ Gill A. Realon
Name: Gill Realon
Title: Director

S-3

Dated: November 10, 2004
Deutsche Bank Trust Company Americas

By: /s/ S. P. Lapham
Name: Steve Lapham
Title: Managing Director

Dated: November __, 2004
First SunAmerica Life Insurance Company
By: AIG Global Investment Corp., Its Investment Advisor

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Vice President

Dated: November __, 2004
General Electric Capital Corporation

By: /s/ Joseph Badini
Name: Joseph Badini
Title: Duly Authorized Signatory

Dated: November 10, 2004
Hibernia National Bank

By: /s/ Chris Haskew
Name: Chris Haskew
Title: Senior Vice President

Dated: November 9, 2004
The Peoples Bank, Biloxi, Mississippi

By: /s/ Chevis C. Swetman
Name: Chevis C. Swetman
Title: President

Dated: November 5, 2004
Trustmark National Bank

By: /s/ Craig E. Sosebee
Name: Craig E. Sosebee
Title: First Vice President

S-4

Dated: November 9, 2004
U.S. Bank N.A.

By: /s/ Ryan Stipe
Name: Ryan Stipe
Title: Vice President

Dated: November 10, 2004
Wells Fargo Bank, N.A.

By: /s/ Peitty Chou
Name: Peitty Chou
Title: Vice President

Dated: November __, 2004
First SunAmerica Life Insurance Company
By: AIG Global Investment Corp., As Collateral Manager

By: /s/ W. Jeffrey Baxter
Name: W. Jeffrey Baxter
Title: Vice President

Dated: November __, 2004
The CIT Group/Equipment Financing, Inc.

By: /s/ Daniel A. Burnett
Name: Daniel A. Burnett
Title: Senior Account Executive

Dated: November __, 2004
The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-Fact

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

S-5

Dated: November __, 2004
Toronto Dominion (New York), Inc.

By: /s/ Masood Fikree
Name: Masood Fikree
Title: Authorized Signatory

Dated: November __, 2004
AIMCO CDO Series 2000-A

By: /s/ Robert B. Boddett
Name: Robert B. Boddett
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

Dated: November __, 2004
AIMCO CLO Series 2001-A

By: /s/ Robert B. Boddett
Name: Robert B. Boddett
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

Dated: November __, 2004
Allstate Life Insurance Company

By: /s/ Robert B. Boddett
Name: Robert B. Boddett
Title: Authorized Signatory

By: /s/ Jerry D. Zinkula
Name: Jerry D. Zinkula
Title: Authorized Signatory

S-6

Dated: November __, 2004
Centurion CDO VI, Ltd.
By: American Express Asset Management Group as Collateral Manager

By: /s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director - Operations

Dated: November __, 2004
KZH Cypress Tree-1 LLC

By: /s/ Hi Hua
Name: Hi Hua
Title: Authorized Signatory

Dated: November __, 2004
Sequils-Centurion V, Ltd.
By: American Express Asset Management Group, Inc. as Collateral Manager

By: /s/ Vincent P. Pham
Name: Vincent P. Pham
Title: Director - Operations

Dated: November __, 2004
AMMC CDO I, Limited.
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Vice President

Dated: November __, 2004
AMMC CDO II, Limited.
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name: David P. Meyer
Title: Vice President

S-7

Dated: November __, 2004
Ares IV CLO Ltd.
By: Ares CLO Management IV, L.P., Investment Manager
By: Ares CLO GP IV, L.L.C., Its Managing Member

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares V CLO Ltd.
By: Ares CLO Management V, L.P., Investment Manager
By: Ares CLO GP V, L.L.C., Its Managing Member

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares VI CLO Ltd.
By: Ares CLO Management VI, L.P., Investment Manager
By: Ares CLO GP VI, L.L.C., Its Managing Member

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Dated: November __, 2004
Apex (IDM) CDO I, LTD
Babson CLO LTD 2003-I
ELC (Cayman) LTD. CDO Series 1999-I
ELC (Cayman) LTD. 1999-III
ELC (Cayman) LTD. 2000-I
Suffield CLO, LIMITED
Tryon CLO, LTD. 2000-I
By: Babson Capital Management LLC as Collateral Manager

By: /s/ Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director

S-8

Maplewood (Cayman) Limited.
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By: /s/ Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director

Massachusetts Mutual Life Insurance Company
By: Babson Capital Management LLC as Investment Adviser

By: /s/ Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director

Newton CDO LTD
By: Babson Capital Management LLC as Investment Manager

By:/s/Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director
Dated: November   , 2004
KZH SOLEIL LLC

By: /s/ Hi Hua
Name: Hi Hua
Title: Authorized Signatory

Dated: November 10, 2004
Nuveen Senior Income Fund
By: Symphony Asset Management

By: /s/ Larry Mason
Name: Larry Mason
Title: Authorized Signatory

Dated: November 10, 2004
Nuveen Senior Income Fund
By: Symphony Asset Management

By: /s/ Larry Mason
Name: Larry Mason
Title: Authorized Signatory

Dated: November    , 2004
Apex (Trimaran) CDO I, LTD.
By: Trimaran Advisors, L.C.C.

By: /s/ David M. Millison
Name: David M. Millison
Title: Managing Director

S-9

Dated: November   , 2004
VAN KAMPEN CLO II, LIMITED.
By: Van Kampen Investment Advisory Corp As Collateral Manager

By: /s/ Brad Langs
Name: Brad Langs
Title: Executive Director

Dated: November   , 2004
VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp.

By: /s/ Brad Langs
Name: Brad Langs
Title: Executive Director

Dated: November   , 2004
TRS GANYMEDE LLC

By: /s/ Alice L. Wagner
Name:Alice L. Wagner
Title: Vice President

Dated: November   , 2004
BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
COSTANTINUS EATON VANCE CDO I, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

S-10

Dated: November   , 2004
EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
EATON VANCE FLOATING-RATE INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
EATON VANCE LIMITED DURATION INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
EATON VANCE SENIOR FLOATING-RATE TRUST
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

S-11

Dated: November   , 2004
EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November 9, 2004
Sequils-Cumberland I, LTD.
By: Deerfield Capital Management LLC, As its Collateral Manager

By: /s/Matt Stouffer
Name: Matt Stouffer
Title: Senior Vice President

Dated: November   , 2004
Blue Square Funding Limited Series 3

By:/s/Authorized Signatory
Name: Authorized Signatory
Title:Authorized Signatory

Dated: November   , 2004
Grayson & Co
By: Boston Management and Research As Investment Advisor

By:/s/Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Dated: November   , 2004
Oxford Strategic Income Fund
By: Eaton Vance Management As Investment Advisor

By:/s/ Michael B. Botthof
Name:Michael B. Botthof
Title: Vice President

S-12

Dated: November   , 2004
Senior Debt Portfolio
By: Boston Management and Research as Investment Advisor

By:/s/Michael B. Botthof
Name: Michael B. Botthof
Title:Vice President

Dated: November   , 2004
Tolli & Co.
By: Eaton Vance Management As Investment Advisor

By:/s/Michael B. Botthof
Name:  Michael B. Botthof
Title: Vice President

Dated: November   , 2004
Flagship CLO II
By: Flagship Capital Management

By:/s/Eric S. Meyer
Name: Eric S. Meyer
Title:  Director

Dated: November   , 2004
Franklin CLO I, Limited

By:/s/David Ardini
Name:  David Ardini
Title: Vice President

Dated: November   , 2004
Franklin CLO II, Limited

By:/s/David Ardini
Name:  David Ardini
Title:  Vice President

S-13

Dated: November   , 2004
Franklin CLO III, Limited

By:/s/David Ardini
Name:  David Ardini
Title:  Vice President

Dated: November   , 2004
Petrusse European CLO S.A.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:/s/Scott Baskind
Name:  Scott Baskind
Title: Authorized Signatory

Dated: November   , 2004
Saratoga CLO I. Limited
By: INVESCO Senior Secured Management, Inc. As Asset Manager

By:/s/Scott Baskind
Name:  Scott Baskind
Title:  Authorized Signatory

Dated: November   , 2004
Sequils-Liberty, LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By:/s/Scott Baskind
Name:  Scott Baskind
Title:  Authorized Signatory

Dated: November   , 2004
Katonah VI, LTD

By:/s/ Ralph Della Rocca
Name:Ralph Della Rocca
Title:Authorized Signatory

S-14

Dated: November   , 2004
Longhorn CDO (Cayman) LTD
By: Merrill Lynch, Investment Managers, L.P. as Investment Advisor

By:/s/Jaimin Patel
Name:Jaimin Patel
Title: Authorized Signatory

Dated: November   , 2004
Longhorn CDO II, LTD.
By: Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:/s/Jaimin Patel
Name:Jaimin Patel
Title: Authorized Signatory

Dated: November   , 2004
Venture CDO 2002, Limited
By its Investment Advisor MJX Asset Management LLC

By:/s/Authorized Signatory
Name:Authorized Signatory
Title: Authorized Signatory

Dated: November   , 2004
Aeries Finance-II Ltd.
By: Patriarch Partners X, LLC Its Managing Agent

By:/s/Lynn Tilton
Name:  Lynn Tilton
Title:  Manager

Dated: November   , 2004
Amara-2 Finance Ltd
By: Patriarch Partners XIL, LLC
Its Managing Agent

By:/s/Lynn Tilton
Name:  Lynn Tilton
Title:  Manager

S-15

Dated: November   , 2004
PPM Shadow Creek Funding LLC

By:/s/Diana M. Himes
Name:  Diana M. Himes
Title:Assistant Vice President

Dated: November   , 2004
Dryden Leveraged Loan CDO 2002-II
By: Prudential Investment Management Inc. as Collateral Manager

By:/s/Paul Price
                                    Name:Paul Price
Title:Authorized Signatory

Dated: November   , 2004
The Prudential Insurance Company of America
By: Prudential Investment Management Inc. as Investment Advisor

By:/s/Paul Price
Name:Paul Price
Title:Authorized Signatory

Dated: November 9, 2004
Stanfield Carrera CLO, Ltd.
By: Stanfield Capital Partners LLC as Its Asset Manager

By:/s/Christopher E. Jansen
Name:  Christopher E. Jansen
Title:  Managing Partner

Dated: November 9, 2004
Stanfield CLO Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager

By:/s/Christopher E. Jansen
Name:  Christopher E. Jansen
Title:  Managing Partner

S-16

Dated: November 9, 2004
Stanfield/RMF Transatlantic CDO Ltd.
By: Stanfield Capital Partners LLC as its Collateral Manager

By:/s/Christopher E. Jansen
Name:  Christopher E. Jansen
Title:  Managing Partner

Dated: November   , 2004
Stein Roe & Farnham CLOI LTD.
By: Columbia Management Advisors, Inc. as Portfolio Manager

By:/s/Eric V. Meyer
Name:  Eric V. Meyer
Title:  Vice President

Dated: November   , 2004
SunAmerica Life Insurance Company
By: AIG Global Investment Corp. as Investment Advisor

By:/s/W. Jeffery Baxter
Name:  W. Jeffery Baxter
Title:  Vice President

S-17

Dated: November   , 2004
SIMSBURY CLO, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By: /s/ Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director

Dated: November   , 2004
BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as Investment Advisor

By: /s/ Russell D. Morrison
Name: Russell D. Morrison
Title: Managing Director

Dated: November   , 2004
MAGNETITE CBO II, LTD.
TITANIUM CBO LIMITED

By: /s/ Tom Colwell
Name: Tom Colwell
Title: Authorized Signatory

Dated: November   , 2004
HANOVER SQUARE CLO LTD.
By: Blackstone Debt Advisors L.P. As Collateral Manager

By: /s/ Dean Criares
Name: Dean Criares
Title: Managing Director

S-18

Dated: November 8, 2004
CARLYLE HIGH YIELD PARTNERS II, LTD.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Dated: November 8, 2004
CARLYLE HIGH YIELD PARTNERS II, LTD.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Dated: November 8, 2004
CARLYLE HIGH YIELD PARTNERS II, LTD.

By: /s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Dated: November 8, 2004
TRUMBULL THC, LTD.

By: /s/ Janet Haack
Name: Janet Haack
Title: Attorney-in-Fact

Dated: November 9, 2004
BRYN MAWR CLO, LTD.
By: Deerfield Capital Management LLC, As its Collateral Manager

By: /s/ Matt Steuffler
Name: Matt Steuffler
Title: Senior Vice President

S-19

Dated: November 9, 2004
FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC, As its Collateral Manager

By: /s/ Matt Steuffler
Name: Matt Steuffler
Title: Senior Vice President

Dated: November 9, 2004
LONG GROVE CLO, LTD.
By: Deerfield Capital Management LLC, As its Collateral Manager

By: /s/ Matt Steuffler
Name: Matt Steuffler
Title: Senior Vice President

Dated: November   , 2004
MUIRFIELD TRADING LLC

By: /s/ Diana M. Himes
Name: Diana M. Himes
Title: Asst. Vice President

Dated: November 9, 2004
ROSEMONT CLO, LTD.
By: Deerfield Capital Management LLC, As its Collateral Manager

By: /s/ Matt Steuffler
Name: Matt Steuffler
Title: Senior Vice President

Dated: November   , 2004
FRANKLIN FLOATING RATE DAILY ACCESS FUND

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

S-20

Dated: November   , 2004
FRANKLIN FLOATING RATE TRUST

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

Dated: November   , 2004
FRANKLIN FLOATING RATE MASTER SERIES

By: /s/ Richard Hsu
Name: Richard Hsu
Title: Asst. Vice President

Dated: November   , 2004
KZH PONDVIEW LLC

By: /s/ Hi Hua
Name: Hi Hua
Title: Authorized Agent

Dated: November 10, 2004
GULF STREAM-COMPASS CLO 2003-1 LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

By: /s/ Barry K. Love
Name: Barry K. Love
Title: Chief Credit Officer

Dated: November   , 2004
                                                                                     Article I.  Elf Funding Trust 1
                      By: Highland Capital Management, L.P. As Collateral Manager

By: /s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer Highland Capital Management, L.P.

S-21

Dated: November   , 2004
EMERALD ORCHARD LIMITED

By: /s/ Masood Fikree
Name: Masood Fikree
Title: Attorney-in-Fact

Dated: November   , 2004
LOAN FUNDING VII LLC
By: Highland Capital Management, L.P. as Collateral Manager

By: /s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer Highland Capital Management, L.P.

Dated: November   , 2004
IKB CAPITAL CORPORATION

By: /s/ David Snyder
Name: David Snyder
Title: President

Dated: November   , 2004
ARCHIMEDED FUNDING III, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

Dated: November   , 2004
ARCHIMEDED FUNDING IV (CAYMAN), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

S-22

Dated: November    , 2004
ENDURANCE CLO I, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

Dated: November    , 2004
ORYX CLO, LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

Dated: November    , 2004
SEQUILS-ING I (HBDGM), LTD.
By: ING Capital Advisors LLC, as Collateral Manager

By: /s/ Cheryl A. Wasilewski
Name: Cheryl A. Wasilewski
Title: Director

Dated: November   , 2004
ING SENIOR INCOME FUND
By: ING Investment Management, Co. as its investment manager

By: /s/ Jason Groom
Name: Jason Groom
Title: Vice President

Dated: November   , 2004
ING PRIME RATE TRUST
By: ING Investment Management, Co. as its investment manager

By: /s/ Jason Groom
Name: Jason Groom
Title: Vice President

S-23

Dated: November    , 2004
AVALON CAPITAL LTD.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

Dated: November    , 2004
AVALON CAPITAL LTD. 2
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory
Dated: November    , 2004
CHAMPLAIN CLO, LTD.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

Dated: November    , 2004
CHARTER VIEW PORTFOLIO
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

Dated: November    , 2004
DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

S-24

Dated: November   , 2004
INVESCO CBO 2001-1 LTD.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

Dated: November   , 2004
INVESCO EUROPEAN CDO I S.A.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

Dated: November   , 2004
DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Management, Inc. As Portfolio Advisor

By: /s/ Scott Baskina
Name: Scott Baskina
Title: Authorized Signatory

S-25

Dated: November    ,2004
Octagon Investment Partners III, Ltd.
By: Octagon Credit Investors, LLC As Portfolio Advisor

By: /s/ Andrew D Gordon
Name: Andrew D Gordon
Title: Portfolio Manager

Dated: November    , 2004
Octagon Investment Partners V, Ltd.
By: Octagon Credit Investors, LLC As Portfolio Advisor

By: /s/ Andrew D Gordon
Name: Andrew D Gordon
Title: Portfolio Manager

Dated: November    , 2004
The Sumitomo Trust and Banking Co. Ltd.

By: /s/ Elizabeth A. Quisk
Name: Elizabeth A. Quisk
Title: Vice President

Dated: November    , 2004
Prometheus Investment Funding No 1 LTD.
By: HUB Credit Advisors

By: /s/ Thomas L. Mowat
Name: Thomas L. Mowat
Title: Director

Dated: November    , 2004
Sun America Life Insurance Company
By: AIG Global Investment Corp.

By: /s/ Jeffery Baxter
Name: Jeffery Baxter
Title: Vice President

S-26